1 Investor Presentation Q4 2020

2 Forward – Looking Statement The COVID-19 pandemic is adversely affecting us, our customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on our business, financial position, results of operations, liquidity, and prospects is uncertain. Other factors that could cause or contribute to such differences include, but are not limited to: • the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for credit losses ("ACL") on loans and provision for credit losses on loans that may be effected by deterioration in the housing and commercial real estate markets, which may lead to increased losses and nonperforming assets in our loan portfolio, and may result in our ACL on loans no longer being adequate to cover actual losses, and require us to increase our ACL on loans; • changes in general economic conditions either nationally or in our market areas; • changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; • risks related to acquiring assets in or entering markets in which we have not previously operated and may not be familiar; • fluctuations in the demand for loans, the number of unsold homes and other properties and fluctuations in real estate values in our market areas; • results of examinations of us by the bank regulators, including the possibility that any such regulatory authority may, among other things, initiate an enforcement action against the Company or our bank subsidiary which could require us to increase our ACL on loans, write-down assets, change our regulatory capital position, affect our ability to borrow funds or maintain or increase deposits, or impose additional requirements on us, any of which could affect our ability to continue our growth through mergers, acquisitions or similar transactions and adversely affect our liquidity and earnings; • our ability to control operating costs and expenses; • increases in premiums for deposit insurance; • the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; • staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; • disruptions, security breaches, or other adverse events, failures or interruptions in, or attacks on, our information technology systems or on the third-party vendors who perform several of our critical processing functions; • our ability to retain key members of our senior management team; • costs and effects of litigation, including settlements and judgments; • our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we may acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames or at all, and any goodwill charges related thereto and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, which might be greater than expected; • increased competitive pressures among financial service companies; • adverse changes in the securities markets; • inability of key third-party providers to perform their obligations to us; • changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the FASB, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; and • other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services, including from the COVID-19 pandemic, and the other risks detailed from time to time in our filings with the SEC including our Annual Form 10-K and Quarterly Form 10-Qs. The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for future periods to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company’s operating results and stock price performance.

3 Company Overview - All dollars in thousands unless otherwise noted, except per share amounts.

4 Overview Overview NASDAQ Symbol HFWA Stock Price(1) $25.62 Market Capitalization(1) $919.5 million Institutional Ownership(1) 81.2% Headquarters Olympia, WA # of Branches(2) 53 Year Established 1927 Q4 2020 Financial Highlights Assets $6.62 billion Deposits $5.60 billion Loans receivable $4.47 billion Net Income $23.9 million Pre-tax, Pre-provision Income(3) $25.2 million Net Interest Margin 3.53% Efficiency Ratio 60.50% Tier 1 Leverage Ratio 9.0% Total Risk Based Capital Ratio 14.0% Map obtained from S&P Global Market Intelligence; certain locations of branches overlap on the map. (1) Market information as of January 22, 2021. (2) As of January 28, 2021; incorporates eight branch consolidations completed in January 2021. (3) Non-GAAP financial measure. Refer to Appendix for calculation. HFWA Branch

5(1) Evaluated on a case-by-case basis. COVID-19 Response Employees  Activated our Business Continuity Plan  Approximately 60% of employees have remote capabilities; 37% are fully remote Facilities  Nearly all branch lobbies remain closed; operate by drive-thru or by appointment  Practice recommended CDC guidelines for social distancing and disinfecting Customers  Loan modification programs  Early CD withdrawal, overdraft and other fee waivers(1)  SBA Paycheck Protection Program and other government sponsored programs Loan Portfolio  Consistent monitoring/analysis to identify potential at-risk/higher-risk industries  Daily monitoring of credit draws  Commercial and consumer underwriting changes  Concentration loan-type limit changes  Increased Special Asset Group staffing levels  Discontinued indirect consumer lending business  On-going discussions with customers about credit needs Capital and Liquidity  Suspended repurchase program on March 18, 2020 (reinstituted effective February 1, 2021)  No change to cash dividends, at this time  Well-capitalized across all regulatory capital ratios  Ample balance sheet liquidity, including cash, securities and borrowing capacity

6 Company Strategy Active and disciplined in M&A  Be the "acquirer of choice" in the Pacific Northwest  Most acquisitive bank in Oregon and Washington since 2012 with 5 acquisitions  Target Metrics = IRR of >15% with earnbacks < 3 years Allocate capital to organically grow our core banking business  Successful hiring of individuals and teams of bankers in high-growth and dynamic Seattle and Portland markets  Disciplined approach to concentration risk and active portfolio management Improve operational efficiencies and rationalize branch network  Achieving increased efficiencies with operational scale, internal focus on improving processes and technology solutions  Closed/Consolidated 31 branches since beginning of 2010(1) Generate stable profitability and risk adjusted returns  1.25% return on average assets in 2019 and 0.74% in 2020 (2020 impacted by $36.1 million provision for credit losses)  Total annual shareholder return(2) of 7.7% over the past 5 years vs. KBW Regional Bank Index annual total return of 5.7% Maintain conservative underwriting standards and actively manage the portfolio  Long track record of strong underwriting with conservative risk profile  Disciplined approach to concentration risk Focus on core deposits is key to franchise value over the long term  35.4% noninterest demand deposits to total deposits  Noninterest demand deposit CAGR of 21% since 2015  0.14% cost of total deposits(3); top 20% in the country among publicly traded banks(4) Proactive capital management  History of increasing regular dividends and utilizing special dividends to manage capital  Approved stock repurchase plan  Strong capital ratios: Tier 1 Leverage Ratio = 9.0%; Total Risk Based Capital Ratio = 14.0% (1) As of January 28, 2021; incorporates eight branch consolidations completed in January 2021. (2) Total shareholder return for the period 12/31/2015 - 12/31/2020. (3) For the quarter ended December 31, 2020. (4) Per S&P Global Market Intelligence for Q3'2020 and includes banks nationwide with shares on NASDAQ or NYSE and total assets less than $100 billion.

7 Technology Strategy Objective: Invest in technology to enable Community Banking at Scale Transform Products Robust, integrated and application programming interface- (“API”) driven digital solutions  Implemented “Heritage Direct,” a full suite of upgraded treasury management tools for commercial customers, including online banking, ACH, wires, positive pay, remote deposit capture and merchant services  Deploying a state of the art omni-channel new account opening solution  Developing “widgets” to support exceptional service delivery and tailored user experience in consumer and commercial online banking platforms Empower Employees Train and equip with digital tools and know-how  Completing deployment of a bank-wide business process management (“BPM”) solution to enable real-time transparency into every major process across the company  Continued development of bespoke customer relationship management (“CRM”) solution on Bank proprietary application framework, delivering unprecedented software integration and efficiency  Training and enabling employees to run data-centric, instrumented processes  Deep, API-based integration between Bank application framework and core vendor platforms to enable “first-contact” resolution Engage Customers Leverage data to offer personalized service  BPM and CRM integration to enable automation and transparency of “customer journeys” through all key banking activities  Omni-channel account opening, robust online/mobile offerings, chatbot and other call center upgrades, and first contact resolution tools to enable the Bank to deliver banking where and when the customer needs us Optimize Operations Integrate systems, automate & instrument processes  Further enhancements to Proprietary Commercial Loan Origination System to automate lending processes  Develop an integrated Treasury Management origination system to automate sales, onboarding and on-going support processes  API-based integrations with vendor solutions to enable sustainable process automation

8 Map obtained from S&P Global Market Intelligence. (1) Bureau of Economic Analysis; 2020 Gross Domestic Product by County Report; rank among metros with GDP greater than $30 billion as of December 9, 2020. (2) www.cnbc.com as of January 27, 2020. (3) www.wallethub.com as of January 22, 2020. (4) Per S&P Global Market Intelligence, Claritas as of January 21, 2021. Strong and Diverse Economic Landscape Companies Headquartered in Pacific Northwest • The Seattle and Portland MSAs are thriving local economies with major Fortune 500 companies which include Alaska Air, Amazon, Costco, Expedia, Microsoft, Nike, Nordstrom, Paccar, Starbucks and Weyerhaeuser • Seattle MSA became ranked the 10th largest regional economy in the U.S. by Gross Domestic Product and grew 5.1% during 2019 to nearly $383 billion(1) • King County, WA ranks as the fastest growing county in the U.S.(1) • Washington County and Multnomah County are the fastest growing counties in the state of Oregon(1) • Washington and Oregon rank #5 and #7 for best economy in CNBC’s list of “America’s Top States for Business in 2019”(2) • Seattle has the best market for STEM professionals (science, technology, education and math)(3) • High levels of migration into Portland – population is expected to grow 5.6% by 2026(4) • Median household income for the cities of Seattle and Bellevue are 50% and 98% higher, as compared to the nationwide average(4) • Household income in the Portland MSA is 24% higher than the nationwide average, and is expected to grow by 13.8% through 2026(4)

9 Seattle-Portland Metro Markets • The Seattle-Tacoma-Bellevue and Portland-Vancouver-Hillsboro MSAs are among the fastest growing metro markets nationwide. • Annual population growth for both Seattle and Portland MSAs have exceeded the average growth rate for the top 15 largest MSAs since 2015 and are expected to grow at a CAGR of 1.3% and 1.1%, respectively, for the five year period from 2022 through 2026. • Median household income for the Seattle MSA has consistently exceeded the average for the top 15 largest MSAs and the nationwide average, while the Portland MSA has consistently exceeded the nationwide average. Annual Population Growth(1) Median Household Income(1) (1) Per S&P Global Market Intelligence, Claritas.

10 Seattle MSA Funds Under Management Funds Under Management(1) = Loans(2) + Deposits • 23 branches in the Seattle MSA market; five branches consolidated into existing branches during October 2020 and January 2021. • SBA PPP loans also had a significant impact on deposit growth. Map obtained from S&P Global Market Intelligence. (1) Prior period information includes branches that were closed or consolidated prior to January 28, 2021. (2) Loan information is provided gross of deferred fees and/or costs and acquired discount and/or premium. MSA Market Map HFWA Branch

11 Portland MSA Funds Under Management Funds Under Management(1) = Loans(2) + Deposits Map obtained from S&P Global Market Intelligence. (1) Prior period information includes branches that were closed or consolidated prior to January 28, 2021. (2) Loan information is provided gross of deferred fees and/or costs and acquired discount and/or premium. MSA Market Map • 7 branches in the Portland MSA market; two branches consolidated into existing branches during January 2021. • SBA PPP loans at also had a significant impact on deposit growth. HFWA Branch

12 Future Growth and Opportunities Pacific Northwest Banking Landscape(1) Map obtained from S&P Global Market Intelligence. (1) Certain locations of bank headquarters overlap on the map; one target in Alaska not shown. (2) Target financial information as of the most recent quarter publicly available. Expected Consolidation and Future Opportunities • Significant number of banks remaining in HFWA footprint, further consolidation is expected. – 8 banks(2) between $150 and $500 million in assets – 10 banks(2) between $500 million and $1.0 billion in assets – 9 banks(2) between $1.0 billion and $2.5 billion in assets • HFWA positioned to be the acquiror of choice in the Pacific Northwest. • Financial parameters include 15% IRR and earnback of < 3 years. • Preferred targets to have commercial relationship banking focus with efficient branch network along the I-5 corridor. Target bank headquarters

13 Historical Growth – Organic and Acquisitive • In addition to organic growth, HFWA has completed 5 whole bank mergers and 2 FDIC-assisted transactions since 2008. Completed 2 FDIC deals - Pierce Commercial Bank and Cowlitz Bank, acquiring $211M and $345M in assets, including goodwill, respectively. Acquired Valley Community Bancshares, Inc. and Northwest Commercial Bank with $254M and $65M in assets, including goodwill, respectively. Merger with Washington Banking Company with $1.7B in assets, including goodwill, respectively. Completed acquisition of Puget Sound Bancorp and Premier Commercial Bancorp with $639M and $440M in assets, including goodwill, respectively.

14 Deposit Market Share(1) Washington & Oregon - 2008 Washington & Oregon - 2013 Washington & Oregon - 2020 Rank Institution (State) Deposits in Market (in thousands) Market Share Rank Institution (State) Deposits in Market (in thousands) Market Share Rank Institution (State) Deposits in Market (in thousands) Market Share 1 Bank of America Corporation (NC) $32,880,496 20.36% 1 Bank of America Corporation (NC) $34,290,015 19.44% 1 Bank of America Corporation (NC) $53,875,256 22.05% 2 U.S. Bancorp (MN) 18,200,191 11.27% 2 U.S. Bancorp (MN) 24,912,264 14.12% 2 U.S. Bancorp (MN) 39,363,813 16.11% 3 Washington Mutual Inc. (WA) 18,044,059 11.17% 3 Wells Fargo & Co. (CA) 22,985,222 13.03% 3 Wells Fargo & Co. (CA) 37,357,367 15.29% 4 Wells Fargo & Co. (CA) 13,983,430 8.66% 4 JPMorgan Chase & Co. (NY) 15,638,062 8.87% 4 JPMorgan Chase & Co. (NY) 33,918,863 13.88% 5 KeyCorp (OH) 11,282,327 6.99% 5 KeyCorp (OH) 11,805,664 6.69% 5 KeyCorp (OH) 20,339,619 8.33% 6 Sterling Financial Corp. (WA) 6,314,532 3.91% 6 Washington Federal Inc. (WA) 6,216,841 3.52% 6 Umpqua Holdings Corp. (OR) 16,007,112 6.55% 7 Washington Federal Inc. (WA) 4,697,167 2.91% 7 Columbia Banking System Inc. (WA) 5,840,021 3.31% 7 Columbia Banking System Inc. (WA) 12,461,960 5.10% 8 Umpqua Holdings Corp. (OR) 3,683,451 2.28% 8 Umpqua Holdings Corp. (OR) 5,499,385 3.12% 8 Banner Corp. (WA) 9,267,305 3.79% 9 Banner Corp. (WA) 3,511,650 2.17% 9 Sterling Financial Corp. (WA) 5,203,136 2.95% 9 Washington Federal Inc. (WA) 8,458,020 3.46% 10 Frontier Financial Corp. (WA) 3,303,562 2.05% 10 Mitsubishi UFJ Financial Group Inc. 3,474,540 1.97% 10 W.T.B. Financial Corp. (WA) 6,521,602 2.67% 11 Columbia Banking System Inc. (WA) 2,401,217 1.49% 11 Banner Corp. (WA) 3,255,301 1.85% 11 Heritage Financial Corp. (WA) 5,587,287 2.29% 12 W.T.B. Financial Corp. (WA) 2,355,857 1.46% 12 W.T.B. Financial Corp. (WA) 3,180,411 1.80% 12 HomeStreet Inc. (WA) 3,935,194 1.61% 13 West Coast Bancorp (OR) 2,082,385 1.29% 13 HomeStreet Inc. (WA) 1,612,978 0.91% 13 BNP Paribas 3,236,708 1.32% 14 HomeStreet Inc. (WA) 1,268,125 0.79% 14 SKBHC Holdings LLC (WA) 1,550,759 0.88% 14 Mitsubishi UFJ Financial 2,986,808 1.22% 15 Cascade Bancorp (OR) 1,142,435 0.71% 15 Washington Banking Co. (WA) 1,410,804 0.80% 15 First Interstate BancSystem (MT) 2,920,782 1.20% 16 AmericanWest Bancorp. (WA) 1,100,332 0.68% 16 Yakima Federal S&L Assoc. (WA) 1,402,048 0.79% 16 HSBC Holdings 2,094,816 0.86% 17 Horizon Financial Corp. (WA) 1,097,107 0.68% 17 BNP Paribas SA 1,314,955 0.75% 17 Peoples Bancorp (WA) 2,042,495 0.84% 18 Yakima Federal S&L Assoc. (WA) 1,094,393 0.68% 18 Heritage Financial Corp. (WA) 1,227,045 0.70% 18 FS Bancorp Inc. (WA) 1,618,253 0.66% 19 BNP Paribas SA 1,001,691 0.62% 19 Peoples Bancorp (WA) 1,119,301 0.63% 19 Cashmere Valley Bank (WA) 1,585,447 0.65% 20 Cascade Financial Corp. (WA) 993,356 0.62% 20 Cashmere Valley Bank (WA) 1,094,353 0.62% 20 East West Bancorp Inc. (CA) 1,498,607 0.61% 21 City Bank (WA) 955,179 0.59% 21 Pacific Continental Corp. (OR) 1,074,590 0.61% 21 First Repub Bank (CA) 1,399,364 0.57% 22 Columbia Bancorp (OR) 939,992 0.58% 22 Opus Bank (CA) 968,148 0.55% 22 Yakima FS&LA (WA) 1,376,884 0.56% 23 Venture Financial Group Inc. (WA) 916,882 0.57% 23 East West Bancorp Inc. (CA) 924,708 0.52% 23 Zions Bancorp. NA (UT) 1,342,480 0.55% 24 First Financial Northwest Inc. (WA) 867,502 0.54% 24 Olympic Bancorp Inc. (WA) 807,112 0.46% 24 Timberland Bancorp Inc. (WA) 1,319,048 0.54% 25 Peoples Bancorp (WA) 845,949 0.52% 25 HSBC Holdings PLC 801,732 0.45% 25 Coastal Financial Corp. (WA) 1,312,246 0.54% 26 Cashmere Valley Financial Corp. (WA) 841,611 0.52% 26 Cascade Bancorp (OR) 799,971 0.45% 26 Olympic Bancorp Inc. (WA) 1,214,210 0.50% 27 Heritage Financial Corp. (WA) 802,020 0.50% 27 Zions Bancorp. NA (UT) 774,168 0.44% 27 First Northwest Bancorp (WA) 1,181,630 0.48% 28 Liberty Financial Group Inc. (OR) 778,222 0.48% 28 Skagit Bancorp Inc. (WA) 666,659 0.38% 28 Riverview Bancorp Inc. (WA) 1,167,155 0.48% 29 Washington Banking Co. (WA) 733,643 0.45% 29 Riverview Bancorp Inc. (WA) 660,249 0.37% 29 First Financial Northwest Inc (WA) 1,147,742 0.47% 30 First Indep. Investment Group Inc. (WA) 684,404 0.42% 30 First Financial Northwest Inc. (WA) 642,130 0.36% 30 Pacific Premier Bancorp (CA) 1,008,108 0.41% 31 Pacific Continental Corp. (OR) 676,993 0.42% 31 First Fed. S&L Assoc. of Port Angeles (WA) 598,820 0.34% 31 Pacific Financial Corp. (WA) 995,159 0.41% 32 PremierWest Bancorp (OR) 664,006 0.41% 32 Timberland Bancorp Inc. (WA) 596,187 0.34% 32 Citizens Bancorp (OR) 798,620 0.33% 33 Riverview Bancorp Inc. (WA) 630,220 0.39% 33 Pacific Financial Corp. (WA) 591,430 0.34% 33 Glacier Bancorp Inc. (MT) 732,045 0.30% 34 Olympic Bancorp Inc. (WA) 626,828 0.39% 34 Baker Boyer Bancorp (WA) 467,717 0.27% 34 Sound Financial Bancorp Inc. (WA) 698,527 0.29% 35 Zions Bancorp. NA (UT) 571,565 0.35% 35 Olympia Federal S&L Association (WA) 464,913 0.26% 35 First Citizens BancShares Inc. (NC) 649,359 0.27% 36 Whitman Bancorp. Inc. (WA) 527,546 0.33% 36 Home Federal Bancorp Inc. (ID) 451,386 0.26% 36 Olympia FS&LA (WA) 616,144 0.25% 37 Washington First Financial Group Inc. (WA) 514,572 0.32% 37 First Citizens BancShares Inc. (NC) 415,562 0.24% 37 Seattle Bank (WA) 606,235 0.25% 38 First Fed. S&L Assoc. of Port Angeles (WA) 495,891 0.31% 38 Citizens Bancorp (OR) 404,324 0.23% 38 Cathay General Bancorp (CA) 600,144 0.25% 39 Skagit Bancorp Inc. (WA) 486,490 0.30% 39 Coastal Financial Corp. (WA) 349,343 0.20% 39 Baker Boyer Bancorp (WA) 598,602 0.25% 40 Timberland Bancorp Inc. (WA) 480,261 0.30% 40 Evergreen Federal Bank (OR) 335,918 0.19% 40 Summit Bank (OR) 587,947 0.24% Total For Institutions In Market $161,492,273 Total For Institutions In Market $176,371,225 Total For Institutions In Market $294,671,611 Out of 148 Institutions Out of 120 Institutions Out of 85 Institutions (1) Per S&P Global Market Intelligence as of June 30 for the year indicated.

15 Financial Update - All dollars in thousands unless otherwise noted, except per share amounts.

16 Financial Update – Q4 2020 • Net income was $23.9 million, or $0.66 per diluted share, for the quarter ended December 31, 2020, compared to $16.6 million, or $0.46 per diluted share, for the linked-quarter ended September 30, 2020 and $17.1 million, or $0.47 per diluted share, for the quarter ended December 31, 2019. • Diluted earnings per share were $1.29 for the year ended December 31, 2020 compared to $1.83 for the year ended December 31, 2019. • Completed the consolidation of nine branches on January 22, 2021, a decrease of 15% in total branches. • Efficiency ratio was 60.50% for the quarter ended December 31, 2020 compared to 62.27% for the linked-quarter ended September 30, 2020 and 61.93% for the quarter ended December 31, 2019. • Noninterest expense to average total assets, annualized, was 2.30% for the quarter ended December 31, 2020 compared to 2.17% for the linked-quarter ended September 30, 2020 and 2.57% for the quarter ended December 31, 2019. • Reversal of provision for credit losses was $3.1 million for the quarter ended December 31, 2020 compared to a provision for credit losses of $2.7 million for the linked-quarter ended September 30, 2020. Provision for credit losses was $36.1 million for the year ended December 31, 2020 compared to $4.3 million for the year ended December 31, 2019. • Capital remains strong with Tier 1 leverage ratio of 9.0%(1) at December 31, 2020 compared to 8.8% at September 30, 2020 and total risk-based capital ratio of 14.0%(1) at December 31, 2020 compared to 13.4% at September 30, 2020. • Heritage ranked #1 in Washington on Newsweek’s America’s Best Banks List. • Heritage declared a regular cash dividend of $0.20 per common share on January 27, 2021. (1) Current quarter ratios are estimates pending completion and filing of the Company’s regulatory reports.

17 Loan Balances and Loan Yields Loan Portfolio Loan Portfolio Composition • $957.2 million (25% of portfolio, excluding SBA PPP loans) of floating and adjustable loans were at their respective interest rate floor as of December 31, 2020. • Consumer loans decreased to 7.3% of the loan portfolio from 7.7% at September 30, 2020 due primarily to cessation of indirect auto lending business earlier in 2020. • SBA PPP loans decreased to 16.0% of the loan portfolio from 18.6% at September 30, 2020 due to SBA loan forgiveness payments commencing during Q4. (1) lncludes Loans held for sale. (2) Loan yields include the average balance of Loans receivable, net and Loans held for sale. (3) Non-GAAP financial measure. Refer to Appendix for calculation. Loan Portfolio Repricing Schedule (excluding SBA PPP loans)

18 Commercial Business Loan Exposure Commercial Business Loans by Industry(1) Exposure Industry Amount WARR at 12/31/19 WARR at 9/30/20 WARR at 12/31/20 Real Estate and Rental and Leasing $1,393,140 4.39 4.48 4.51 Health Care and Social Assistance 303,138 4.26 4.51 4.56 Accommodation and Food Services 201,399 4.60 5.96 6.16 Retail Trade 174,763 4.62 4.62 4.63 Construction 154,835 4.58 4.59 4.66 Manufacturing 122,703 5.01 5.07 5.21 Other Services (except Public Administration) 119,725 4.80 4.86 4.88 All Other Industries 530,381 4.71 4.75 4.70 Total $3,000,084 4.52 4.68 4.72 CRE Loans only by Collateral Type (1) Categorized by NAICS code. Excludes SBA PPP loans WARR = Weighted average risk rating. Collateral Type Amount WARR at 12/31/19 WARR at 9/30/20 WARR at 12/31/20 Office $507,601 4.32 4.48 4.51 Industrial 308,852 4.27 4.36 4.45 Retail Store/Shopping Center 264,040 4.57 4.76 4.79 Multi-Family 175,427 4.44 4.42 4.38 Mixed Use Property 160,667 4.49 4.72 4.77 Motel/Hotel 152,190 4.46 5.81 6.09 Single Purpose 128,670 4.54 4.66 4.82 Warehouse 114,178 4.38 4.41 4.62 Mini-Storage 108,908 4.20 4.22 4.20 Recreational/School 69,193 4.81 5.02 5.14 Other 277,261 4.55 4.59 4.62 Total $2,266,987 4.43 4.62 4.69

19 SBA PPP Loans by Size at December 31, 2020 Funded SBA PPP Loans(1) by Industry(2)Management Commentary SBA PPP Loans Balance % of SBA PPP Count Remaining Deferred Fee Less than $50,000 $37,391 5.2% 1,787 $1,075 $50,000 to $100,000 52,555 7.3 769 1,679 $100,000 to $350,000 169,475 23.7 988 5,611 $350,000 to $2,000,000 305,642 42.8 443 6,057 Greater than $2,000,000 150,058 21.0 49 970 Total $715,121 100.0% 4,036 $15,392 (1) Reflects the funded balance of all SBA PPP loans originated by the Bank over the duration of the SBA's PPP. (2) Categorized by NAICS code. • Over 4,600 loans totaling $897.4 million was funded over the duration of the first round of the SBA's PPP. • Approximately 21% of loans were issued to new customers. • Earn 1.0% interest plus a portion of an origination fee over the duration of the respective loans. • Received SBA PPP principal and interest forgiveness payments of $159.2 million during the quarter ended December 31, 2020. • Recognized an increase of $3.0 million of deferred fee during the quarter ended December 31, 2020 compared to the linked- quarter due substantially to SBA loan forgiveness payments. • Commenced second round of SBA PPP subsequent to December 31, 2020.

20 COVID-19 Related Modifications Management Commentary (1) Categorized by NAICS code. Active Payment Deferral Modifications(1) Balance Count Real Estate and Rental and Leasing $22,167 11 Hotels (except Casino Hotels) and Motels 13,954 4 Restaurants 10,696 22 Parking Lots and Garages 6,569 1 Arts, Entertainment, and Recreation 1,324 4 All Other 15,177 133 Total $69,887 175 % of Active Payment Deferral Modification Status by Risk Rating • Bank completed modifications on 2,041 loans with a March 31, 2020 balance of $666.6 million through December 31, 2020, including 26% completing more than one modification. • Approximately 88% of COVID Modifications with payment deferral no longer on payment deferral status at December 31, 2020. • Active payment deferral modification statistics: ◦ Represents 1.9% of loan portfolio, excluding SBA PPP loans. ◦ Includes 23 loans totaling $22.9 million on nonaccrual status and 52 loans totaling $16.4 million classified as performing TDR. ◦ 79% were in their second or third modification, generally 90-day deferral for each modification. ◦ $57.1 million secured by real estate. ◦ $22.2 million Real Estate and Rental and Leasing includes $11.2 million of retail/shopping facilities, $3.5 million of warehouses and $2.4 million of office space.

21 Higher Risk Industries(1) at December 31, 2020 (1) Categorized by NAICS code and excluding SBA PPP loans. Real Estate and Rental and Leasing • Balance of $125.3 million, or 3.3% of loan portfolio • Unfunded commitment $8.3 million • $85.3 million were granted a COVID-19 modification and $14.0 million are in active payment deferral status • 100% of balance is secured by real estate • Weighted average risk rating of 6.53 (compared to 6.27 at September 30, 2020) • Average loan size of $3.2 million; top 3 loans total $43.6 million • $3.6 million classified as nonaccrual and TDR • All loans are current • $53.5 million classified as potential problem loans Restaurants • Balance of $73.1 million, or 1.9% of loan portfolio • Unfunded commitment $6.8 million • $35.3 million were granted a COVID-19 modification and $10.7 million are in active payment deferral status • 60% of balance is secured by real estate • Weighted average risk rating of 6.16 (compared to 6.07 at September 30, 2020) • Average loan size of $317,000; top 3 loans total $8.8 million • $6.9 million classified as nonaccrual; $1.9 million classified as performing TDR • All loans are current except one loan with an amortized cost of $184,000 is in the 30-89 delinquent bucket • $11.0 million classified as potential problem loans Hotels • Balance of $1.56 billion, or 41.5% of loan portfolio • Unfunded commitment $168.8 million • $222.8 million were granted a COVID-19 modification and $22.2 million are in active payment deferral status • 98% of balance is secured by real estate • Weighted average risk rating of 4.54 (compared to 4.51 at September 30, 2020) • Average loan size of $1.0 million; top 3 loans total $51.6 million • $8.4 million classified as nonaccrual; $15.5 million classified as performing TDR • Largest collateral type is offices (including office condos), securing $348.0 million of balance • Retail store/shopping centers collateralize $180.3 million of balance

22 Credit Quality Management Commentary (1) Potential problem loans ("PPL") are risk rated Special Mention or worse, not classified as a TDR or nonaccrual loan and are not individually evaluated for credit loss, but which management is closely monitoring because the financial information of the borrower causes concern as to their ability to meet their loan repayment terms. (2) Balances not meaningful to disclose in some periods. (3) Non-GAAP financial measure. Refer to Appendix for calculation. (4) Nonfperforming assets ("NPA") includes loans classified as nonaccrual and other real estate owned. • PPL increases primarily attributed to downgrades related to COVID-19. • PPLs with Covid Modifications totaled $109.4 million at December 31, 2020; $3.7 million of which was in active payment deferral modification status at December 31, 2020. • $14.9 million of previously classified PPL with COVID Modifications transferred to TDR status during Q4 2020. • Nonperforming assets at Q4 2020 include only nonaccrual loans. • Additions to nonaccrual status in Q4 2020 include $2.2 million of loans previously modified under the CARES Act and showed continued decline in credit quality. • Management actively monitoring credit of loans in payment deferral status; increased Special Asset Department to facilitate consistent messaging. Nonperforming Assets and Allowance for Credit Losses Potential Problem Loans(1)

23 Allowance for Credit Losses Management Commentary • Overall, the decrease in ACL is due to decrease in loan balances and slight improvement in economic outlook in the Q4 2020 Macroeconomic forecast. • Q4 2020 net charge-off includes one partial charge-off of a commercial and multifamily real estate construction and land development loan of $417,000 as a result of cost overruns and delays in construction • ACL for unfunded commitments decreased due primarily to increase in commercial and industrial utilization rates, offset by slight decrease in estimated loss rates. • No ACL on investment securities available for sale. Allowance for Credit Losses on Loans Allowance for Credit Losses on Unfunded Commitments

24 Deposit Composition Deposits Deposit Composition • 92.9% of deposits are non-maturity. • Decrease in total deposits primarily relating to a decrease in a public depositor relationship during the quarter Q4. • No significant outflow of deposits from borrowers that received SBA PPP loans. Deposit Balances and Cost of Total Deposits

25 Net Interest Margin Total Asset Composition • 79.8% Loan to deposit ratio. • 23.3% of assets are cash and cash equivalents and investment securities. • Increase in margin due primarily to recognition of the remaining net deferred fees on SBA forgiven SBA PPP loans for Q4 2020. (1) Non-GAAP financial measure. Refer to Appendix for calculation. Net Interest Margin Average Interest Earning Assets Composition

26 Profitability Trends ROATCE(1) Noninterest Expense/Avg. Assets ROAA Net Income and Pre-tax, Pre-provision Income (1) Non-GAAP financial measure. Refer to Appendix for calculation.

27 (1) Current quarter ratios are estimates pending completion and filing of the Company’s regulatory reports. (2) Non-GAAP financial measure. Refer to Appendix for calculation. (3) Represents FDIC minimum and well-capitalized ratio thresholds for banks. The minimum capital ratio requirement for Tier 1 Leverage and Total Risk Based Capital is 4.0% and 8.0%, respectively. (4) Limited to 15% of total deposits in accordance with Bank's Asset and Liability Management policy. Strong Capital and Sources of Liquidity Tier 1 Leverage Ratio(1) Total Risk Based Capital(1) Tangible Common Equity/Tangible Assets Primary and Secondary Sources of Liquidity Source December 31, 2020 Cash and Cash Equivalents $743,322 Unencumbered Securities 607,273 FHLB and FRB Borrowing Availability 1,045,943 Fed Fund Lines 215,000 Brokered CD Capacity(4) 839,699 Total $3,451,237

28 Shareholder Return - All dollars in thousands unless otherwise noted, except per share amounts.

29 Total Shareholder Return Stock Summary(1) Ticker HFWA Exchange NASDAQ Stock Price $25.62 Market Cap. (in millions) $919.5 Dividend Yield (Regular Div. Only) 3.12% Average Daily Volume (3 month) Avg. Daily Volume (Shares) 135,794 Avg. Daily Volume ($000s) $3,479 52-Week High and Low Price 52-Week High (1/23/2020) 27.94 52-Week Low (5/14/2020) 14.65 Per Share Tg. Book Value Per Share $15.27 EPS - 2021E $1.31 EPS - 2022E $1.30 Number of Research Analysts 6 Valuation Ratios Price / Tg. Book Value 167.8% Price / 2021E EPS 19.6x Price / 2022E EPS 19.7x Dividends Per Share Declared(2) Total Return – Last 12 Months(1) (1) As of January 22, 2021. (2) As of January 27, 2021.

30 Appendix - Reconciliations of Non-GAAP Financial Measures - All dollars in thousands unless otherwise noted, except per share amounts.

31 Non-GAAP Financial Measures 2017 YTD 2018 YTD 2019 YTD 2020 YTD 2020 Q1 Q2 Q3 Q4 Pre-tax, Pre-provision Income: Net income (loss) (GAAP) $41,791 $53,057 $67,557 $46,570 $12,191 $(6,139) $16,636 $23,882 Exclude income tax (benefit) expense 18,356 11,238 13,488 6,610 640 (936) 2,477 4,429 Exclude provision for (reversal of provision for) credit losses 4,220 5,129 4,311 36,106 7,946 28,563 2,730 (3,133) Pre-tax, pre-provision income (non-GAAP) $64,367 $69,424 $85,356 $89,286 $20,777 $21,488 $21,843 $25,178 Loan Yield, excluding SBA PPP Loans, Annualized: Interest and fees on loans (GAAP) $129,213 $175,466 $189,515 $192,417 $46,277 $48,404 $47,647 $50,089 Exclude impact on loan yield from SBA PPP loan interest and fees — — — (19,472) — (4,923) (5,810) (8,739) Adjusted interest and fees on loans (non-GAAP) $129,213 $175,466 $189,515 $172,945 $46,277 $43,481 41,837 $41,350 Average loans receivable, net (GAAP) $2,703,934 $3,414,424 $3,668,665 $4,335,564 $3,748,573 $4,442,108 $4,605,389 $4,540,962 Exclude average SBA PPP loans — — — (589,635) — (667,390) (863,127) (822,460) Adjusted average loans receivable, net (non-GAAP) $2,703,934 $3,414,424 $3,668,665 $3,745,929 $3,748,573 $3,774,718 $3,742,262 $3,718,502 Loan yield, annualized (GAAP) 4.78% 5.14% 5.17% 4.44% 4.97% 4.38% 4.12% 4.39 % Loan yield, excluding SBA PPP loans, annualized (non-GAAP) 4.78% 5.14% 5.17% 4.60% 4.97% 4.63% 4.45% 4.42 % ACL on Loans to Loans Receivable, excluding SBA PPP Loans: Allowance for credit losses on loans $32,086 $35,042 $36,171 $70,185 $47,540 $71,501 $73,340 $70,185 Loans receivable (GAAP) $2,849,071 $3,654,160 $3,767,879 $4,468,647 $3,852,376 $4,666,333 $4,666,730 $4,468,647 Exclude SBA PPP loans — — — (715,121) — (856,490) (867,782) (715,121) Loans receivable, excluding SBA PPP (non-GAAP) $2,849,071 $3,654,160 $3,767,879 $3,753,526 $3,852,376 $3,809,843 $3,798,948 $3,753,526 ACL on loans to Loans receivable (GAAP) 1.13% 0.96% 0.96% 1.57% 1.23% 1.53% 1.57% 1.57 % ACL on loans to Loans receivable, excluding SBA PPP loans (non-GAAP) 1.13% 0.96% 0.96% 1.87% 1.23% 1.88% 1.93% 1.87%

32 Non-GAAP Financial Measures 2017 YTD 2018 YTD 2019 YTD 2020 YTD 2020 Q1 Q2 Q3 Q4 Net Interest Margin, excluding Incremental Accretion on Purchased Loans, Annualized: Net interest income (GAAP) $139,363 $186,993 $199,682 $200,997 $48,551 $50,313 $49,678 $52,455 Exclude incremental accretion on purchased loans (6,320) (7,964) (4,876) (3,446) (1,012) (696) (944) (795) Adjusted net interest income (non-GAAP) $133,043 $179,029 $194,806 $197,551 $47,539 $49,617 $48,734 $51,660 Average total interest earning assets, net $3,547,786 $4,358,643 $4,729,885 $5,535,236 $4,811,769 $5,552,494 $5,855,240 $5,913,765 Net interest margin, annualized (GAAP) 3.93% 4.29% 4.22% 3.63% 4.06% 3.64% 3.38% 3.53 % Net interest margin, excluding incremental accretion on purchased loans, annualized (non-GAAP) 3.75% 4.11% 4.12% 3.57% 3.98% 3.59% 3.32% 3.48 % Return on Average Tangible Common Equity: Net Income (GAAP) $41,791 $53,057 $67,557 $46,570 $12,191 $(6,139) $16,636 $23,882 Add amortization of intangible assets 1,286 3,819 4,001 3,525 903 903 860 859 Exclude tax effect of adjustment (450) (802) (840) (740) (190) (190) (181) (180) Tangible net income (non-GAAP) $42,627 $56,074 $70,718 $49,355 $12,904 $(5,426) $17,315 $24,561 Average stockholders' equity (GAAP) $499,776 $687,094 $789,502 $805,580 $806,071 $807,539 $799,738 $808,999 Exclude average intangible assets (125,774) (230,282) (259,667) (255,898) (257,234) (256,338) (255,453) (254,587) Average tangible common stockholders' equity (non- GAAP) $374,002 $456,812 $529,835 $549,682 $548,837 $551,201 $544,285 $554,412 Return on average equity, annualized (GAAP) 8.36% 7.72% 8.56% 5.78% 6.08% (3.06)% 8.28% 11.74 % Return on average tangible common equity, annualized (non-GAAP) 11.40% 12.28% 13.35% 8.98% 9.49% (3.96)% 12.66% 17.62%

33 Non-GAAP Financial Measures 2017 2018 2019 2020 Q1 Q2 Q3 Q4 Potential Problem Loans to Loans Receivable, excluding SBA PPP Loans: Potential problem loans $83,543 $101,320 $87,888 $102,167 $100,554 $159,764 $204,987 Loans receivable (GAAP) $2,849,071 $3,654,160 $3,767,879 $3,852,376 $4,666,333 $4,666,730 $4,468,647 Exclude SBA PPP loans — — — — (856,490) (857,782) (715,121) Loans receivable, excluding SBA PPP (non-GAAP) $2,849,071 $3,654,160 $3,767,879 $3,852,376 $3,809,843 $3,808,948 $3,753,526 Potential problem loans to loans receivable (GAAP) 2.93% 2.77% 2.33% 2.65% 2.15% 3.42% 4.59 % Potential problem loans to loans receivable, excluding SBA PPP (non-GAAP) 2.93% 2.77% 2.33% 2.65% 2.64% 4.21% 5.46 % Tangible Common Equity to Tangible Assets: Total stockholders' equity (GAAP) $508,305 $760,723 $809,311 $798,438 $793,652 $803,129 $820,439 Exclude intangible assets (125,117) (261,553) (257,552) (256,649) (255,746) (254,886) (254,027) Tangible common equity (non-GAAP) $383,188 $499,170 $551,759 $541,789 $537,906 $548,243 $566,412 Total assets (GAAP) $4,113,270 $5,316,927 $5,552,970 $5,587,300 $6,562,359 $6,685,889 $6,615,318 Exclude intangible assets (125,117) (261,553) (257,552) (256,649) (255,746) (254,886) (254,027) Tangible assets (non-GAAP) $3,988,153 $5,055,374 $5,295,418 $5,330,651 $6,306,613 $6,431,003 $6,361,291 Total assets (GAAP) $4,113,270 $5,316,927 $5,552,970 $5,587,300 $6,562,359 $6,685,889 $6,615,318 Exclude intangible assets (125,117) (261,553) (257,552) (256,649) (255,746) (254,886) (254,027) Exclude SBA PPP loans — — — — (856,490) (867,782) (715,121) Tangible assets, excluding SBA PPP loans (non- GAAP) $3,988,153 $5,055,374 $5,295,418 $5,330,651 $5,450,123 $5,563,221 $5,646,170 Stockholders' equity to total assets (GAAP) 12.4% 14.3% 14.6% 14.3% 12.1% 12.0% 12.4 % Tangible common equity to tangible assets (non- GAAP) 9.6 9.9 10.4 10.2 8.5 8.5 8.9 Tangible common equity to tangible assets, excluding SBA PPP loans (non-GAAP) 9.6% 9.9% 10.4% 10.2% 9.9% 9.9% 10.0%

34 Questions and Answers